UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646		13-3250533

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East,	Elkhart,	Indiana	46514

(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(574)	535-1125

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On September 26, 2025 (the "Closing Date"), LCI Industries (the "Company") and certain of its subsidiaries entered into an Amendment No. 1 (the "Repricing Amendment") with JPMorgan Chase Bank, N.A., as administrative agent (the "Administrative Agent"), and the other lenders party thereto, which amends the Company's existing Credit Agreement dated as of March 25, 2025, among the Company, the Administrative Agent and the other lenders party thereto (the "Credit Agreement").

Pursuant to the Repricing Amendment, (i) the existing term loans under the Credit Agreement were refinanced in the principal amount of $399,000,000 (the "Repriced Term Loans") and (ii) the interest rate for borrowings under the Repriced Term Loans was decreased from either (a) a base rate plus an applicable margin of 1.25% or (b) a term SOFR rate plus an applicable margin of 2.25%, in each case, a 0.25% decrease from the existing applicable margins. The commitment fee rates and interest rates applicable to the revolving credit facility remain unchanged.

The foregoing description of the Repricing Amendment is a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Repricing Amendment, which includes the Credit Agreement, as amended, marked to show changes made by the Repricing Amendment, as Exhibit A to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Repricing Amendment is hereby incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

Exhibits

10.1    Amendment No. 1 to Credit Agreement dated as of September 26, 2025, by and among LCI Industries, Lippert Components, Inc., LCI Industries B.V., each other Subsidiary of the Company listed on the signature pages thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Lillian D. Etzkorn Lillian D. Etzkorn Chief Financial Officer

Dated:	September 26, 2025